Semi-Annual Report

August 31, 2001

                                                                 Pilgrim Prime
                                                                 Rate Trust














                              [GRAPHIC OF COLUMNS]






                                                              [ING PILGRIM LOGO]

                            Pilgrim Prime Rate Trust


                               SEMI-ANNUAL REPORT

                                 August 31, 2001

                                   ----------


                                Table of Contents

              Portfolio Managers' Report ....................   2
              Index Descriptions ............................   5
              Statistics and Performance ....................   6
              Performance Footnotes .........................   8
              Additional Notes and Information ..............   9
              Portfolio of Investments ......................  10
              Statement of Assets and Liabilities ...........  28
              Statement of Operations .......................  29
              Statements of Changes in Net Assets ...........  30
              Statement of Cash Flows .......................  31
              Financial Highlights ..........................  32
              Notes to Financial Statements .................  34
              Shareholder Meetings ..........................  41

                                   ----------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

Dear Shareholders:

Pilgrim Prime Rate Trust (the "Trust") invests in a diversified portfolio of non-investment grade senior floating rate loans made primarily to U.S. based corporations. During the fiscal quarter ended August 31, 2001, the Trust paid its 160th consecutive dividend.

PERFORMANCE OF THE TRUST

Based on  $0.16  of  dividends  declared  during  the  quarter  and the  average month-end net asset value ("NAV") per share of $7.75, the annualized distribution rate was 8.19%1, down from 9.42% and 10.29% as of May 31, 2001 and February 28, 2001, respectively. The decline in the annualized distribution rate is consistent with the unprecedented series of moves on the part of the Federal Reserve, commencing in January of this year, to reduce short-term interest rates in response to a visibly slowing economy. The Trust's annualized distribution rate based on the Trust's month-end NYSE composite closing price ("Market") for the quarter was 8.37%1, which continues to present an attractive distribution rate advantage over many other variable and fixed income investment products.

The Trust also improved its overall level of diversification, an increasingly important performance factor in a challenging credit environment. At the end of the quarter, the Trust managed senior loans from 241 separate borrowers, with an average investment size of $7.4 million (0.4% of total assets), up from 220 borrowers and $8.3 million average investment at May 31, 2001. These loans were diversified across 35 industry sectors, the largest of which being Hotels, Motels & Inns, representing approximately 7.0% of total assets. The single largest issuer within the Trust was Allied Waste Industries, Inc. (`Ba3/BB' rated), at approximately 3.4% of total assets.

BORROWING AND LEVERAGE

The Trust has utilized financial leverage to seek to increase the yield to the holders of common shares. As of August 31, 2001, the Trust had $800 million of leverage outstanding, consisting of $450 million of `aaa/AAA' rated cumulative auction rate preferred shares, and $350 million under $550 million of revolving credit facilities. Total leverage, as a percentage of total assets (including preferred shares), was 43.1% at quarter end. The average cost of all borrowing and leveraging as of the quarter end was 3.7%.

CURRENT LOAN MARKET CONDITIONS

The Trust's second fiscal quarter cannot be discussed apart from the tragic September 11th terrorist hijacking of four U.S. airliners and the ensuing horrific attacks on New York City's World Trade Center and the Pentagon in Washington D.C. Being an integral part of the close-knit community that is the syndicated bank loan market, we at ING Pilgrim have many friends and colleagues that were both directly and indirectly impacted by these senseless acts of violence against the American people. Our deepest sympathies go out to those who experienced what can only be described as profound loss.

Without question, prior to September 11th, the non-investment grade credit markets were already feeling the effects of a swift deceleration in corporate earnings, weaker capital spending across most industry sectors, and more recently, a substantial rise in the unemployment ranks. Together, with a contraction in the level of readily available capital, these factors have caused high yield default rates to remain stubbornly high and new issuance volume to remain well off the historical norm. Subsequent to the attacks, within the loan market, the resumption of trading was met with only a fraction of the volatility experienced in other markets. During the ensuing two weeks, however, as the price discovery process developed and actual trading activity increased, secondary price indications for virtually all loans continued to weaken, including those for the largest and most liquid issues. Although some of the price movement was warranted based on ongoing credit difficulties, a good portion of the softness can be attributed to the unwillingness of buyers to commit capital in the face of unprecedented uncertainty. The decline in indicative value touched most industry sectors, with pronounced softness across those directly impacted by the attacks, notably travel and leisure (primarily commercial airline suppliers, hotel operators, and gaming companies), insurance underwriters and those sectors dependent upon the continuation of robust consumer spending. While we have since seen a degree of stabilization in price indications, thus far there has been little improvement from the recent lows.

Across all markets, periods of broad-based weakness translate immediately into lower net asset values and, ultimately, lower share prices. Virtually all loan participation funds experienced a marked decline in value during the quarter, most of which took place after the attacks. Of paramount importance, however, is the continued resiliency of the senior loan asset class. In the face of a rapidly slowing global economy, an extraordinarily volatile interest rate environment, and most recently, the extreme dislocation caused by the attacks, loans have continued to maintain an attractive yield advantage over many other fixed-income asset classes, with substantially lower volatility. Year-to-date through the end of the third quarter, the total rate of return of the Credit Suisse First Boston ("CSFB") Leveraged Loan Index was approximately 1.61%, versus 0.11% for the JP Morgan High Yield Index. For comparative purposes, the S&P 500 Index declined roughly 21.16%.

OUTLOOK

It is against an increasingly unpredictable economic and political backdrop that we enter the fourth quarter of 2001 and begin to formulate our strategy for the first half of next year. Even if one was to take a conservative view of the ultimate impact of the attacks, the evidence points to little change for the better over the next few quarters. Nonetheless, regardless of near-term market conditions, we continue to point to the unchanging characteristics that make the loan market appealing to income investors seeking a high relative yield with lower overall volatility. The Fed has guided short-term interest rates to levels not seen since the Kennedy administration. While there may be additional downward pressure, most observers feel as though the reduction cycle has largely run its course. By definition, floating rate loans would provide an increasing yield once the Fed reverses course. Conversely, bond prices generally move in the opposite direction as interest rates, regardless of credit quality. Moreover, the difficult credit environment in which we've been operating over the last several quarters may already be largely factored into loan prices. Although there are exceptions, given time, we believe low absolute borrowing rates are almost sure to foster improved credit conditions and re-kindle new activity. In light of these developments, we believe that secured loan asset class is, at this point in time, reasonably well positioned from a risk/return standpoint.

We thank you for your continued confidence and encourage your questions and comments.


/s/ Jeffrey A. Bakalar                  /s/ Daniel A. Norman

Jeffrey A. Bakalar                      Daniel A. Norman
Senior Vice President                   Senior Vice President
Co-Senior Portfolio Manager             Co-Senior Portfolio Manager


Pilgrim Prime Rate Trust
October 15, 2001

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PORTFOLIO MANAGERS' FOOTNOTES
--------------------------------------------------------------------------------

1. The distribution rate is calculated by annualizing dividends declared during the quarter and dividing the resulting annualized dividend by the Trust's average month-end net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.


Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This letter contains statements that may be "forward-looking statements." Actual results could differ materially from those projected in the "forward-looking statements."

The views expressed in this letter reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

                            Pilgrim Prime Rate Trust

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INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Credit Suisse First Boston High Yield Index is an index of high yield bonds rated BB or below.

The JP Morgan High Yield Index is an index of high yield bonds rated "B1/BB" or lower.

The BAS (Banc of America Securities) Leveraged Loan Index is a market value weighted index intended to track the performance of the leveraged loan market. The index tracks facilities of 150 separate issuers ranging over 30 Moody's industries.

                            Pilgrim Prime Rate Trust

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STATISTICS AND PERFORMANCE as of August 31, 2001
--------------------------------------------------------------------------------

                            PORTFOLIO CHARACTERISTICS

        Net Assets                                       $1,503,093,543
        Assets Invested in Senior Loans*                 $1,785,188,092
        Total Number of Senior Loans                                241
        Average Amount Outstanding per Loan              $    7,407,419
        Total Number of Industries                                   35
        Average Loan Amount per Industry                 $   51,005,374
        Portfolio Turnover Rate (YTD)                               34%
        Weighted Average Days to Interest Rate Reset            34 days
        Average Loan Maturity                                 60 months
        Average Age of Loans Held in Portfolio                15 months

*    Includes loans and other debt received through restructurings


                     TOP TEN INDUSTRIES AS A PERCENTAGE OF:

                                               NET ASSETS     TOTAL ASSETS
                                               ----------     ------------
    Hotels, Motels and Inns                        8.7%            7.0%
    Healthcare, Education and Childcare            8.1%            6.6%
    Cellular Communications                        7.3%            5.9%
    Containers, Packaging and Glass                6.6%            5.3%
    Chemicals, Plastics and Rubber                 6.4%            5.2%
    Buildings and Real Estate                      5.6%            4.5%
    Aerospace and Defense                          5.2%            4.2%
    Ecological                                     4.9%            4.0%
    Cable Television                               4.5%            3.6%
    Beverage, Food and Tobacco                     4.4%            3.5%


                    TOP 10 SENIOR LOANS AS A PERCENTAGE OF:

                                                 NET ASSETS     TOTAL ASSETS
                                                 ----------     ------------
    Allied Waste Industries, Inc.                    4.2%            3.4%
    Nextel Finance Co.                               3.4%            2.7%
    Stone Container Corporation                      2.0%            1.6%
    Ventas Realty Limited Partnership                1.9%            1.5%
    Broadwing Corporation                            1.9%            1.5%
    Wyndham International, Inc.                      1.8%            1.5%
    Starwood Hotels & Resorts Worldwide, Inc.        1.7%            1.4%
    SC International Services                        1.7%            1.4%
    Rodamco North America                            1.7%            1.4%
    Charter Communications Operating LLC             1.5%            1.2%

                            Pilgrim Prime Rate Trust

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STATISTICS AND PERFORMANCE as of August 31, 2001
--------------------------------------------------------------------------------

                          YIELDS AND DISTRIBUTION RATES

                                                                     Average           Average
                                       (NAV)          (MKT)         Annualized       Annualized
                         Prime      30-Day SEC     30-Day SEC      Distribution     Distribution
Quarter-ended            Rate        Yield (A)      Yield (A)    Rate at NAV (B)   Rate at MKT (B)
-------------            ----        ---------      ---------    ---------------   ---------------
August 31, 2001           6.50%        10.49%         10.69%           8.19%             8.37%
May 31, 2001              7.00%        11.20%         11.38%           9.42%             9.50%
February 28, 2001         8.50%        12.56%         12.51%          10.29%            10.44%
November 30, 2000         9.50%        11.94%         12.93%          10.03%            10.39%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                    NAV                  MKT
       1 Year                                      -2.57%              -4.89%
       3 Years                                      2.93%               0.18%
       5 Years                                      4.93%               3.85%
       10 Years                                     6.35%                N/A
       Since Trust Inception (F,H)                  7.19%                N/A
       Since Initial Trading on NYSE (G)             N/A                6.62%

Assumes rights were exercised and excludes sales charges and commissions C,D,E

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

                      See performance footnotes on page 8.

                            Pilgrim Prime Rate Trust

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PERFORMANCE FOOTNOTES
--------------------------------------------------------------------------------

(A) Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing each monthly dividend, then averaging the annualized dividends declared for each month during the quarter and dividing the resulting average annualized dividend amount by the Trust's average net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

(C) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

(D) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

(E) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

(F)  Inception Date -- May 12, 1988.

(G)  Initial Trading on NYSE -- March 9, 1992.

(H)  Reflects partial waiver of fees.

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                            Pilgrim Prime Rate Trust

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ADDITIONAL NOTES AND INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program", formerly known as the Dividend Reinvestment and Cash Purchase Plan) which allows shareholders a simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Trust. The Program also offers Trust shareholders the ability to make optional cash investments in any amount from $100 to $5,000 on a monthly basis. Amounts in excess of $5,000 require prior approval of the Trust. DST Systems, Inc., the Trust's Transfer Agent, is the Administrator for the Program.

For dividend reinvestment purposes, the Administrator will purchase shares of the Trust on the open market when the market price plus estimated commissions is less than the net asset value on the valuation date. The Trust may issue new shares when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by the Administrator when the market price plus estimated commissions is less than the net asset value on the valuation date. New shares may be issued by the Trust when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro-rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or our Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES -- Calendar 2001 Dividends:

      DECLARATION DATE        EX-DATE         PAYABLE DATE
      ----------------        -------         ------------
      January 31              February 8      February 23
      February 28             March 8         March 22
      March 30                April 6         April 23
      April 28                May 8           May 22
      May 31                  June 7          June 22
      June 29                 July 6          July 23
      July 31                 August 8        August 22
      August 31               September 7     September 22
      September 28            October 5       October 22
      October 31              November 8      November 23
      November 30             December 6      December 24
      December 21             December 27     January 11, 2002

Record date will be two business days after each Ex-Date. These dates are subject to change.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). Effective November 16, 1998 the Trust's name changed to Pilgrim Prime Rate Trust and its cusip number became 72146W 10 3. Prior to November 16, 1998 the Trust's name was Pilgrim America Prime Rate Trust and its cusip number was 720906 10 6. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

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                            Pilgrim Prime Rate Trust

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PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Senior Loans*

                                                                     Bank Loan
                                                                      Ratings+
                                                                  ---------------
Principal Amount      Borrower/Tranche Description                Moody's     S&P        Value
----------------      ----------------------------                -------     ---        -----
 Aerospace and Defense: 5.2%

                      The Aerostructures Corporation                 NR       BB-
     $  2,824,914     Term Loan, maturing May 9, 2003                                $2,805,492
                      Alliant Techsystems Inc.                      Ba2       BB-
        2,992,500     Term Loan, maturing April 20, 2009                              3,033,958
                      Avborne, Inc.                                  NR        NR
       14,546,889     Term Loan, maturing June 30, 2003                              14,328,686
                      Erickson Air-Crane Company                     NR        NR
        8,574,838     Term Loan, maturing December 31, 2004                           8,568,491
                      New Piper Aircraft, Inc.                       NR        NR
        8,594,965     Term Loan, maturing April 15, 2005                              8,487,528
                      Piedmont Aviation Services                     NR        NR
        6,269,868     Term Loan, maturing July 23, 2006                               6,207,170
        6,269,868     Term Loan, maturing July 23, 2007                               6,207,170
                      Stellex Technologies, Inc.(2)                 Caa2       D
        1,630,774     Term Loan, maturing September 30, 2006(3)                       1,007,003
                      Titan Corporation                             Ba3       BB-
        3,464,912     Term Loan, maturing February 23, 2007                           3,447,588
                      Transdigm Inc.                                 B1        B+
          561,094     Term Loan, maturing May 31, 2006                                  563,724
        1,433,906     Term Loan, maturing May 31, 2007                                1,441,525
                      Transtar Metals, Inc.                          NR        NR
       14,866,071     Term Loan, maturing January 20, 2006                           13,767,438
                      United Defense Industries Inc.                 B1       BB-
        8,500,000     Term Loan, maturing August 13, 2009                             8,545,161
                                                                                     ----------
                                                                                     78,410,934
                                                                                     ----------
 Automobile: 2.6%

                      Autosystems Mfg., Inc.(4)                      NR        NR
        4,962,500     Term Loan, maturing May 31, 2004(3)                             1,191,000
        4,962,500     Term Loan, maturing May 31, 2005(3)                             1,191,000
                      Breed Technologies                             NR        NR
        1,612,242     Term Loan, maturing December 20, 2004                           1,612,242
                      Capital Tool & Design Ltd.                     NR        NR
        9,231,178     Term Loan, maturing July 19, 2003                               8,954,242
                      Exide Corp.                                   Ba3        B+
        5,248,459     Term Loan, maturing March 18 , 2005                             4,881,067
                      Hayes Lemmerz International Inc.               B2        B+
        4,500,000     Term loan, maturing December 15, 2005                           4,516,875
                      Metaldyne Corp.                               Ba3       BB-
        3,629,674     Term Loan, maturing June 21, 2009                               3,339,300
                      Safelite Glass Corporation                     B3        NR
        6,620,094     Term Loan, maturing September 30, 2007                          6,272,539
        7,190,035     Term Loan, maturing September 30, 2007                          6,812,558
                                                                                     ----------
                                                                                     38,770,823
                                                                                     ----------
 Banking: 0.8%
                      Outsourcing Solutions, Inc.                    B2        B+
       12,293,593     Term Loan, maturing June 1, 2006                               11,648,179
                                                                                     ----------
                                                                                     11,648,179
                                                                                     ----------

                            Pilgrim Prime Rate Trust

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PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Bank Loan
                                                                        Ratings+
                                                                    ---------------
Principal Amount      Borrower/Tranche Description                  Moody's     S&P       Value
----------------      ----------------------------                  -------     ---       -----
 Beverage, Food and Tobacco: 4.4%
                      Aurora Foods, Inc.                               B2        B
    $   4,418,325     Term Loan, maturing June 30, 2005                                $4,318,913
        1,828,571     Revolving Loan, maturing June 30, 2005                            1,773,714
                      Commonwealth Brands, Inc.                       Ba3       BB-
        3,000,000     Term Loan, maturing January 20, 2005                              2,990,625
                      Cott Corp.                                      Ba3       BB-
        1,930,000     Term Loan, maturing December 31, 2006                             1,945,681
                      CP Kelco APS, Inc.                               B1        B+
        5,325,000     Term Loan, maturing March 28, 2008                                5,049,873
        1,775,000     Term Loan, maturing September 28, 2008                            1,684,771
                      Edwards Baking Company                           NR        NR
        1,536,583     Term Loan, maturing Sepetmber 30, 2003                            1,490,485
        3,166,621     Term Loan, maturing Sepetmber 30, 2005                            3,103,289
        2,214,163     Term Loan, maturing Sepetmber 30, 2005                            2,169,880
                      Empire Kosher Poultry, Inc.                      NR        NR
       13,545,000     Term Loan, maturing July 31, 2004                                12,151,057
                      Flower Foods, Inc.                              Ba2       BBB-
        2,500,000     Term Loan, maturing March 26, 2007                                2,523,125
                      Imperial Sugar Company(2)                        NR        D
        2,526,343     Term Loan, maturing December 31, 2003                             1,743,176
        2,437,129     Term Loan, maturing December 31, 2005                             1,681,619
                      Interstate Bakeries                             Ba1       BBB-
        3,000,000     Term Loan, maturing July 19, 2007                                 3,016,875
                      Mafco Worldwide Corp.                            B1        NR
        3,888,889     Term Loan, maturing April 19, 2006                                3,840,278
                      New World Coffee-Manhattan Bagel Inc.            B3        B-
        4,000,000     Senior Secured Note, maturing June 15, 2003                       3,810,000
                      Nutrasweet Acquisition Corporation               B1        NR
        1,290,886     Term Loan, maturing May 31, 2007                                  1,293,306
                      Pabst Brewing Company                            NR       CCC
        3,999,146     Term Loan, maturing April 30, 2003                                3,319,291
                      Suiza Food Dairy Group LP                       Ba2       BB+
        5,391,484     Term Loan, maturing January 4, 2005                               5,389,801
        1,641,185     Term Loan, maturing January 4, 2005                               1,640,673
        1,240,006     Revolving Loan, maturing January 4, 2005                          1,239,619
                                                                                       ----------
                                                                                       66,176,051
                                                                                       ----------
 Buildings and Real Estate: 5.6%
                      Corrections Corporation of America               B3        B
        7,292,711     Term Loan, maturing December 31, 2002                             7,037,466
                      HQ Global Workplaces                             NR        NR
        3,865,243     Term Loan, maturing September 4, 2009                             3,691,307
                      Kevco, Inc.(2)                                   NR        D
        1,257,691     Term Loan, maturing February 2, 2005(3)                             919,115
                      National Golf Operating Partnership              NR        NR
        9,800,000     Term Loan, maturing July 22, 2004                                 9,800,000
                      Rodamco North America                           Baa3      BBB-
        8,086,938     Term Loan, matruring November 8, 2002                             8,036,395
       17,250,000     Term Loan, matruring November 8, 2002                            17,135,937
                      Southdown Corporation                           Ba1       BBB-
        3,971,428     Revolving Loan, maturing December 20, 2001                        3,959,018

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                       Ratings+
                                                                   ---------------
Principal Amount      Borrower/Tranche Description                 Moody's     S&P      Value
----------------      ----------------------------                 -------     ---      -----
 Buildings and Real Estate (continued)
                      US Aggregates, Inc.                             NR        NR
    $   5,109,488     Term Loan, maturing March 31, 2006                              $4,598,539
          684,794     Term Loan, maturing September 30, 2001                             684,794
                      Ventas Realty Limited Partnership               NR        NR
          677,905     Term Loan, maturing December 31, 2002                              669,854
        2,857,237     Term Loan, maturing December 31, 2005                            2,823,308
       25,073,116     Term Loan, maturing December 31, 2007                           24,769,998
                                                                                      ----------
                                                                                      84,125,731
                                                                                      ----------
 Cable Television: 4.5%
                      CC VI Operating Company LLC                    Ba3        BB
        5,000,000     Term Loan, maturing November 1, 2008                             4,980,000
                      CC VIII Operating LLC                          Ba3        BB
        3,500,000     Term Loan, maturing February 2, 2008                             3,498,471
                      Century Cable Holdings LLC                     Ba3       BB-
        8,000,000     Term Loan, maturing June 30, 2009                                7,935,832
        5,000,000     Term Loan, maturing December 31, 2009                            4,973,125
                      Charter Communications Operating LLC           Ba3       BB+
       11,556,250     Term Loan, maturing March 17, 2008                              11,456,936
       11,500,000     Term Loan, maturing March 18, 2008                              11,412,957
                      Insight Midwest LP                             Ba3       BB+
       13,000,000     Term Loan, maturing December 31, 2009                           13,082,875
                      Mediacom Communications                        Ba3       BB+
        7,000,000     Term Loan, maturing September 30, 2010                           7,003,647
        3,000,000     Term Loan, maturing September 30, 2010                           3,001,563
                                                                                      ----------
                                                                                      67,345,406
                                                                                      ----------
 Cargo Transport: 3.1%
                      American Commercial Lines                       B1       BB-
        1,522,430     Term Loan, maturing June 30, 2006                                1,375,896
        2,183,710     Term Loan, maturing June 30, 2007                                1,973,528
                      Evergreen International Aviation, Inc.         Ba2        B+
          301,003     Term Loan, maturing May 31, 2002                                   255,853
        2,249,114     Term Loan, maturing May 7, 2003                                  1,911,747
          346,546     Term Loan, maturing May 7, 2003                                    294,564
                      Gemini Air Cargo, Inc.                          B1        B-
        4,117,116     Term Loan, maturing August 12, 2005                              3,612,770
                      Interpool Acquisitions LLC                     Ba1       BBB
       15,900,652     Term Loan, maturing October 20, 2002                            15,955,318
                      Neoplan USA Corporation                         NR        NR
        9,691,419     Term Loan, maturing May 29, 2005                                 9,691,419
                      Omnitrax, Inc.                                  NR        NR
        4,843,219     Term Loan, maturing May 12, 2005                                 4,831,111
                      Oshkosh Truck Corp.                            Ba1       BB+
        3,000,000     Term Loan, maturing January 31, 2007                             3,023,124
                      Rail America, Inc.                              B2        B
        1,285,982     Term Loan, maturing December 31, 2005                            1,261,869
          457,501     Term Loan, maturing December 31, 2006                              459,968
          108,763     Revolving Loan, maturing December 31, 2005                         106,724
                      Transportation Manufacturing Operations        Ba3       BB-
        3,000,000     Term Loan, maturing June 16, 2006                                2,497,500
                                                                                      ----------
                                                                                      47,251,391
                                                                                      ----------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Bank Loan
                                                                         Ratings+
                                                                     ---------------
Principal Amount      Borrower/Tranche Description                   Moody's     S&P      Value
----------------      ----------------------------                   -------     ---      -----
 Cellular Communications: 7.3%
                      Airgate PCS, Inc.                                 B2        B-
      $   967,427     Term Loan, maturing June 6, 2007                                  $   960,171
        4,428,665     Term Loan, maturing September 30, 2008                              4,395,450
                      American Cellular Corp.                          Ba3       BB-
        3,198,354     Term loan, maturing March 31, 2008                                  3,164,205
        5,579,084     Term loan, maturing March 31, 2009                                  5,519,516
                      Independent Wireless One Corporation              B2        B-
       10,000,000     Term Loan, maturing June 20, 2008                                   9,724,090
                      Nextel Communications, Inc,                      Ba2        B+
        7,393,513     Term Loan, maturing March 15, 2006                                  7,375,029
                      Nextel Finance Co.                               Ba2        B+
       48,500,000     Term Loan, maturing March 31, 2009                                 44,155,225
        3,500,000     Term Loan, maturing December 31, 2008                               3,246,093
        3,500,000     Term Loan, maturing June 30, 2008                                   3,246,093
                      Rural Cellular Corporation                        B1        B+
        6,250,000     Term Loan, maturing October 3, 2008                                 6,134,769
        6,250,000     Term Loan, maturing April 3, 2009                                   6,135,419
                      Western Wireless Corp.                           Ba2        BB
        8,000,000     Term Loan, maturing March 31, 2008                                  7,906,664
        8,000,000     Term Loan, maturing September 30, 2008                              7,969,168
          400,000     Revolving Loan, maturing March 31, 2008                               394,500
                                                                                        -----------
                                                                                        110,326,392
                                                                                        -----------
 Chemicals, Plastics and Rubber: 6.4%
                      Acadia Elasotmers Corporation                     NR        NR
        9,525,547     Term Loan, maturing February 17, 2004                               9,144,526
                      Cedar Chemical Corporation                        NR        NR
       10,943,864     Term Loan, maturing October 30, 2003                                5,471,932
                      Equistar Chemicals LP                            Baa3      BBB
        5,000,000     Term Loan, maturing September 1, 2007                               4,992,500
                      Euro United Corporation(4)                        NR        NR
       14,887,500     Term Loan, maturing May 31, 2001(3)                                 7,443,750
                      Foam Fabricators, Inc.                            NR        NR
        4,514,180     Term Loan, maturing March 5, 2005                                   4,502,894
                      Foamex L.P.                                       B3        B
        3,280,185     Term Loan, maturing June 30, 2005                                   3,091,574
        2,981,997     Term Loan, maturing June 30, 2006                                   2,810,532
                      GEO Specialty Chemicals                           B1        B+
        3,000,000     Term Loan, maturing March 25, 2004                                  3,014,064
                      Hercules, Inc.                                   Ba1        BB
        1,990,000     Term Loan, maturing November 15, 2005                               1,984,030
       16,240,683     Term Loan, maturing October 15, 2003                               16,052,909
                      Huntsman Corporation                              B1        B
        5,099,524     Revolving Loan, maturing February 7, 2003                           4,139,115
          260,155     Term Loan, maturing December 31, 2002                                 214,953
        7,000,000     Term Loan, maturing December 31, 2005                               5,838,000
                      Huntsman International LLC                       Ba3       BB-
        1,612,264     Term Loan, maturing June 30, 2005                                   1,588,080
        3,158,023     Term Loan, maturing June 30, 2007                                   3,131,969
        3,158,023     Term Loan, maturing June 30, 2008                                   3,129,602

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                       Ratings+
                                                                   ---------------
Principal Amount      Borrower/Tranche Description                 Moody's     S&P      Value
----------------      ----------------------------                 -------     ---      -----
 Chemicals, Plastics and Rubber (continued)
                      Lyondell Chemical Company                     Ba3        BB
      $   462,882     Term Loan, maturing June 30, 2005                              $  465,005
                      Millennium Chemicals, Inc.                    Baa3      BBB-
        2,000,000     Term Loan, maturing June 8, 2008                                2,017,500
                      Noveon, Inc.                                   B1       BB-
        7,750,000     Term Loan, maturing August 28, 2008                             7,664,022
                      OM Group, Inc.                                Ba3        BB
        2,000,000     Term Loan, maturing April 1, 2007                               2,006,718
        8,000,000     Term Loan, maturing May 10, 2002                                8,000,000
                                                                                     ----------
                                                                                     96,703,675
                                                                                     ----------
 Containers, Packaging and Glass: 6.6%
                      Blue Ridge Paper Products, Inc.                B2        B+
        8,818,255     Term Loan, maturing May 14, 2006                                8,818,255
                      Crown Paper Company(2)                         NR        NR
        7,594,433     Term Loan, maturing August 22, 2003(3)                          1,518,887
                      Greif Bros. Corp.                             Ba3        BB
        2,825,031     Term Loan, maturing April 3, 2002                               2,822,678
        2,443,288     Term Loan, maturing March 1, 2008                               2,455,199
                      Impaxx, Inc.                                   NR        NR
        4,825,000     Term Loan, maturing December 31, 2005                           4,805,309
                      Eastern Pulp & Paper Corporation(2)            NR        NR
       15,167,219     Term Loan, maturing August 31, 2004                            12,892,136
          246,080     Term Loan, maturing December 31, 2004                             209,168
                      Nexpak Corporation                             B1        B+
        2,307,174     Term Loan, maturing December 31, 2005                           1,615,022
        2,307,174     Term Loan, maturing December 31, 2006                           1,615,022
                      Norske Skog Canada Ltd.                       Ba1       BB+
        1,000,000     Term Loan, maturing August 14, 2007                             1,006,250
                      Packaging Corporation of America              Ba3       BBB-
        1,776,818     Term Loan, maturing June 29, 2006                               1,774,597
                      Pliant Corporation                             B2        B+
        2,946,429     Term Loan, maturing May 15, 2008                                2,822,434
                      Potlatch Corporation                          Baa2      BBB-
        3,000,000     Term Loan, maturing July 9, 2005                                3,031,251
                      Riverwood International Corp.                  B1        B+
       17,000,000     Term Loan, maturing December 31, 2006                          17,185,946
          660,000     Revolving Loan, maturing December 31, 2006                        645,769
                      Smurfit-Stone Container Corp.                 Ba3        B+
        3,000,000     Term Loan, maturing March 27, 2007                              3,006,459
                      Stone Container Corporation                   Ba3        B+
       12,671,148     Term Loan, maturing December 31, 2005                          12,710,746
       17,068,574     Term Loan, maturing December 31, 2006                          17,096,311
                      Tekni-Plex, Inc.                               B1        B+
        2,970,000     Term Loan, maturing June 21, 2006                               2,875,949
                                                                                     ----------
                                                                                     98,907,388
                                                                                     ----------
 Data and Internet Services: 1.8%
                      Arch Communications, Inc.                      NR        CC
        8,814,739     Term Loan, maturing December 31, 2004                           1,859,910


                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Bank Loan
                                                                         Ratings+
                                                                     ---------------
Principal Amount      Borrower/Tranche Description                   Moody's     S&P        Value
----------------      ----------------------------                   -------     ---        -----
 Data and Internet Services (continued)
                      ICG Communications, Inc.(2)                        NR        D
    $   6,995,226     Term Loan, maturing March 31, 2006                                  $ 6,855,322
                      McLeod USA Corp.                                   B2        B
       11,195,000     Term Loan, maturing May 30, 2008                                      9,054,891
                      Teletouch Communications                           NR        NR
        9,896,064     Term Loan, maturing November 30, 2004                                 4,651,150
                      Teligent, Inc.(2)                                  Ca        D
        5,000,000     Term Loan, maturing July 1, 2002(3)                                     630,000
                      TSR Wireless LLC(1)                                NR        NR
       11,970,000     Term Loan, maturing June 30, 2005(3)                                  1,795,500
                      360 Networks, Inc.(2)                              Ca        D
        7,500,000     Term Loan, maturing December 31, 2007(3)                              2,409,375
                                                                                          -----------
                                                                                           27,256,148
                                                                                          -----------
 Diversified/Conglomerate Manufacturing: 2.5%
                      Allied Digital Technologies Corporation(2)         NR        NR
        8,578,133     Term Loan, maturing December 31, 2005(3)                                716,406
                      Barjan Products, LLC                               NR        NR
        4,900,500     Term Loan, maturing May 31, 2006                                      4,679,978
                      Dresser, Inc.                                     Ba3       BB-
        7,000,000     Term Loan, maturing April 10, 2009                                    7,093,625
                      General Cable Corporation                         Ba3       BB+
        4,231,325     Term Loan, maturing May 24, 2007                                      4,203,115
                      Manitowoc Company, Inc.                           Ba2        BB
        2,000,000     Term Loan, maturing May 9, 2007                                       2,015,500
                      SPX Corporation                                   Ba2       BB+
        4,975,000     Term Loan, maturing December 31, 2007                                 4,991,791
        7,885,714     Term Loan, maturing September 30, 2004                                7,866,000
                      United Pet Group, Inc.                             NR        NR
        6,246,266     Term Loan, maturing March 31, 2006                                    6,302,923
                                                                                          -----------
                                                                                           37,869,338
                                                                                          -----------
 Diversified/Conglomerate Service: 2.1%
                      Enterprise Profit Solutions Corporation            NR        NR
        1,548,033     Term Loan, maturing June 14, 2001(3)                                     30,961
                      Mafco Finance Corporation                          NR        NR
       13,500,000     Term Loan, maturing June 20, 2002                                    13,424,063
                      Private Business                                   NR        NR
        3,981,262     Term Loan, maturing August 19, 2006                                   3,941,449
                      URS Corporation                                   Ba3        BB
        1,000,000     Revolving Loan, maturing June 9, 2005                                   995,000
       11,278,433     Term Loan, maturing June 9, 2005                                     11,222,041
        1,225,000     Term Loan, maturing June 9, 2006                                      1,231,125
        1,225,000     Term Loan, maturing June 9, 2007                                      1,231,125
                                                                                          -----------
                                                                                           32,075,764
                                                                                          -----------
 Ecological: 4.9%
                      Allied Waste Industries, Inc.                     Ba3        BB
       17,615,278     Term Loan, maturing July 12, 2005                                    17,278,703
       20,640,062     Term Loan, maturing July 12, 2006                                    20,594,096
       24,768,074     Term Loan, maturing July 12, 2007                                    24,710,983

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Bank Loan
                                                                       Ratings+
                                                                   ---------------
Principal Amount      Borrower/Tranche Description                 Moody's     S&P      Value
----------------      ----------------------------                 -------     ---      -----
 Ecological (continued)
                      American Ref-Fuel Company LLC                 Baa2      BBB
$   4,000,000         Term Loan, maturing April 30, 2005                              $ 4,010,000
                      Rumpke Consolidated Company                    NR        NR
        7,837,500     Term Loan, maturing September 26, 2002                            7,800,272
                                                                                      -----------
                                                                                       74,394,054
                                                                                      -----------
 Electronics: 2.8%
                      Acterna, LLC                                  Ba3        B+
       11,274,510     Term Loan, maturing September 30, 2007                           10,165,854
                      Decision One Corporation                       B3       CCC
       11,037,214     Term Loan, maturing April 18, 2005                                8,940,144
        2,188,647     Term Loan, maturing April 18, 2005                                1,772,804
                      Electro Mechanical Solutions                   NR        NR
        4,248,085     Term Loan, maturing June 30, 2004(3)                              1,656,753
                      Frontway Network Solutions, Inc.               NR        NR
        1,505,505     Term Loan, maturing November 20, 2002(3)                            844,410
                      Insilco Technologies, Inc.                     B2        B
        4,962,500     Term Loan, maturing August 25, 2007                               4,590,313
                      Intri-Plex Technologies, Inc.                  NR        NR
        5,347,826     Term Loan, maturing September 30, 2002                            2,673,913
                      Knowles Electronics, Inc.                      B1        B+
        3,438,816     Term Loan, maturing June 29, 2007                                 3,180,905
                      ON Semiconductor Corporation                   B1        B+
        1,306,372     Term Loan, maturing August 4, 2006                                1,168,387
        1,407,056     Term Loan, maturing August 4, 2007                                1,258,436
                      Sarcom, Inc.                                   NR        NR
        7,488,141     Term Loan, maturing November 20, 2002(3)                          6,532,555
                                                                                      -----------
                                                                                       42,784,474
                                                                                      -----------
 Finance: 3.1%
                      Alliance Data Systems Corporation              B1        B+
       14,100,000     Term Loan, maturing October 31, 2005                             13,976,251
          725,446     Term Loan, maturing March 4, 2006                                   709,196
                      Anthony Crane Rental L.P.                      B2        B+
       14,700,000     Term Loan, maturing July 20, 2006                                12,568,500
                      Bridge Information Systems(2)                  NR        NR
        5,843,952     Term Loan, maturing May 29, 2005(3)                               3,231,705
        2,693,225     Term Loan, maturing April 1, 2001(3)                              2,127,648
        1,365,577     Term Loan, maturing April 1, 2001(3)                              1,078,806
                      Rent-A-Center, Inc.                           Ba2       BB-
        3,894,166     Term Loan, maturing January 31, 2006                              3,864,960
        5,024,651     Term Loan, maturing January 31, 2007                              4,986,966
        1,898,057     Term Loan, maturing December 31, 2007                             1,903,988
                      Value Asset Management, Inc.                   NR        NR
        2,166,667     Term Loan, maturing April 28, 2003                                2,161,250
                                                                                      -----------
                                                                                       46,609,270
                                                                                      -----------
 Gaming: 4.0%
                      Aladdin Gaming, LLC                           Caa1      CCC-
        2,968,421     Term Loan, maturing August 26, 2006                               2,491,618
        4,455,000     Term Loan, maturing February 26, 2008                             3,739,416

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Bank Loan
                                                                         Ratings+
                                                                     ---------------
Principal Amount      Borrower/Tranche Description                   Moody's     S&P        Value
----------------      ----------------------------                   -------     ---        -----
 Gaming (continued)
                        Alliance Gaming Corporation                     B1        B+
$       10,000,000      Term Loan, maturing December 31, 2006                            $ 10,031,250
                        Ameristar Casinos, Inc.                        Ba3        B+
         2,266,716      Term Loan, maturing December 21, 2006                               2,278,050
         1,942,899      Term Loan, maturing December 21, 2007                               1,952,614
                        Argosy Gaming                                  Ba2        BB
         9,500,000      Term Loan, maturing July 31, 2007                                   9,597,974
                        Mandalay Resort Group                          Ba1       BB+
        17,000,000      Term Loan, maturing August 21, 2006                                16,915,000
                        Penn National Gaming, Inc.                     Ba3        B+
         4,950,000      Term Loan, matuing August 8, 2006                                   4,976,433
                        Scientific Games Corporation                    B1        B+
         4,962,500      Term Loan, maturing August 23, 2007                                 4,956,297
                        Station Casinos, Inc.                          Ba1       BB+
         3,020,355      Revolving Loan, maturing September 30, 2003                         3,005,253
                                                                                         ------------
                                                                                           59,943,905
                                                                                         ------------
 Grocery: 0.3%
                        Grand Union Capital Corporation(2)              NR        NR
         1,069,255      Term Loan, maturing August 17, 2003(3)                                 21,385
                        Winn-Dixie Stores, Inc.                        Baa3      BBB
         3,990,000      Term Loan, maturing March 29, 2007                                  4,021,174
                                                                                         ------------
                                                                                            4,042,559
                                                                                         ------------
 Healthcare, Education and Childcare: 8.1%
                        Advance PCS                                    Ba3        BB
         2,232,891      Term Loan, maturing October 2, 2007                                 2,248,242
                        Alliance Imaging, Inc.                          B1        B+
         2,000,000      Term Loan, October 2, 2006                                          1,965,000
         1,343,284      Term Loan, October 2, 2007                                          1,346,642
         4,093,050      Term Loan, October 2, 2008                                          4,103,282
                        Apria Healthcare                               Ba1       BBB-
         5,000,000      Term Loan, maturing August 28, 2007                                 5,006,250
                        Caremark, Rx                                   Ba3        BB
         2,992,500      Term Loan, maturing March 15, 2006                                  3,021,803
                        Children's Discovery Centers of America         NR        NR
         9,093,750      Term Loan, maturing August 10, 2004                                 8,775,469
                        Community Health Systems, Inc.                 Ba3        B+
         2,125,428      Term Loan, maturing December 31, 2003                               2,136,720
         2,125,428      Term Loan, maturing December 31, 2004                               2,138,546
         1,306,644      Term Loan, maturing December 31, 2005                               1,316,750
                        Concentra Operating Corporation                 B1        B+
         3,266,667      Term Loan, maturing June 30, 2006                                   3,264,625
         1,633,333      Term Loan, maturing June 30, 2007                                   1,632,312
                        Covenent Care California                        NR        NR
         5,931,906      Term Loan, maturing June 30, 2003                                   5,857,757
                        Express Scripts, Inc.                          Ba2       BB+
         6,282,051      Term Loan, maturing March 31, 2005                                  6,242,788
                        Fountain View, Inc.                             B2        CC
        12,352,941      Term Loan, maturing March 31, 2004                                 11,920,588
                        Genesis Health Ventures, Inc.(2)                NR        NR
         2,766,313      Term Loan, maturing September 30, 2003                              2,116,230

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Bank Loan
                                                                          Ratings+
                                                                      ---------------
Principal Amount      Borrower/Tranche Description                    Moody's     S&P        Value
----------------      ----------------------------                    -------     ---        -----
 Healthcare, Education and Childcare (continued)
                        HCA-The Healthcare Company                      Ba1       BB+
$       10,285,714      Term Loan, maturing May 30, 2006                                  $ 10,160,362
                        Healthcare Direct, Inc.                          NR        NR
         1,999,655      Term Loan, maturing August 1, 2004                                   1,983,021
         3,977,000      Term Loan, maturing August 1, 2006                                   3,972,120
                        Kinetic Concepts, Inc.                          Ba3        B
         4,000,000      Term Loan, maturing March 31, 2006                                   3,991,252
                        Magellan Health Services, Inc.                   B1        B+
         2,000,745      Term Loan, maturing February 28, 2005                                2,003,996
         2,000,745      Term Loan, maturing February 28, 2006                                2,003,996
                        Mellon Financial Services
                        Corporation IV(2)                                NR        NR
         4,400,754      Term Loan, maturing September 30, 2004                               3,476,595
                        Paragon Health Network, Inc.(2)                  NR        NR
         6,933,808      Term Loan, maturing April 30, 2005(3)                                4,740,745
         6,130,582      Term Loan, maturing March 31, 2006(3)                                4,184,224
                        Sybron Dental Management, Inc.                  Ba3       BB-
         2,483,526      Term Loan, maturing December 1, 2007                                 2,503,704
                        The Brown Schools (Healthcare America)           NR        NR
        13,794,103      Term Loan, maturing June 30, 2003                                   13,003,802
                        The Multicare Companies, Inc.(2)                 NR        NR
         3,312,183      Term Loan, maturing September 30, 2003(3)                            2,616,625
                        Triad Hospitals, Inc.                           Ba3        B+
         2,000,000      Term Loan, maturing October 27, 2008                                 2,023,126
                        Vision Twenty-One                                NR        NR
         2,898,018      Term Loan, maturing October 31, 2002                                 2,463,315
                                                                                          ------------
                                                                                           122,219,887
                                                                                          ------------
 Home and Office Furnishings, Housewares, and Durable Consumer Products: 2.4%
                        American Blind & Wallpaper Factory, Inc.         NR        NR
           722,983      Term Loan, maturing December 29, 2005                                  722,983
                        Buhrmann NV                                     Ba3        BB
         4,353,858      Term Loan, maturing October 26, 2007                                 4,279,481
         3,407,049      Term Loan, maturing October 26, 2005                                 3,310,517
                        Desa International, Inc.                         B2        B-
         7,461,218      Term Loan, maturing November 26, 2004                                6,640,484
                        Holmes Products Corporation                      B2        B
         3,854,567      Term Loan, maturing February 15, 2007                                2,621,106
                        Icon Health & Fitness, Inc.                      NR        NR
         4,879,688      Term Loan, maturing November 29, 2004                                4,855,289
         5,375,407      Term Loan, maturing March 1, 2005                                    5,294,776
         3,250,000      Term Loan, maturing August 31, 2004                                  3,221,563
                        Identity Group, Inc.                             NR        NR
         4,525,000      Term Loan, maturing May 7, 2007                                      4,223,860
                        Imperial Home Decor Group, Inc.                  NR        NR
           833,725      Term Loan, maturing April 4, 2006                                      833,725
                        U.S. Office Products Company(2)                 Caa2       D
         3,632,349      Term Loan, maturing June 9, 2006(3)                                    259,256
                                                                                          ------------
                                                                                            36,263,040
                                                                                          ------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Bank Loan
                                                                          Ratings+
                                                                      ---------------
Principal Amount      Borrower/Tranche Description                    Moody's     S&P        Value
----------------      ----------------------------                    -------     ---        -----
 Hotels, Motels and Inns: 8.7%
                        Extended Stay America, Inc.                   Ba3       BB-
$       17,000,000      Term Loan, maturing July 30, 2007                               $ 17,061,625
                        Host Marriot Corporation                      Ba2        BB
         4,709,677      Term loan, maturing August 5, 2003                                 4,702,097
                        KSL Recreation Group, Inc.                    Ba3        B+
        11,166,667      Term Loan, maturing December 21, 2006                             11,202,556
         3,029,544      Term Loan, maturing April 30, 2005                                 3,022,600
         3,029,544      Term Loan, maturing April 30, 2006                                 3,025,126
                        Lodgian Financing Corporation                  B3        B
        17,486,119      Term Loan, maturing September 15, 2006                            17,048,966
                        Meristar Hospitality Corporation              Ba1       BB-
         8,773,205      Term Loan, maturing July 31, 2003                                  8,745,788
                        Meristar Investment Partners, L.P.            Ba3        B+
         7,400,558      Term Loan, maturing March 31, 2004                                 7,400,558
         2,500,000      Term Loan, maturing March 31, 2002                                 2,500,000
                        Resort at Summerlin, Inc.(2)                   NR        NR
         2,944,162      Revolving Loan, maturing September 30, 2001                        2,885,279
                        Starwood Hotels & Resorts
                        Worldwide, Inc.                               Ba1       BBB-
        20,000,000      Term Loan, maturing February 23, 2003                             19,900,000
         5,750,000      Term Loan, maturing February 23, 2003                              5,770,844
                        Wyndham International, Inc.                    B1        B+
         8,175,514      Term Loan, maturing June 30, 2004                                  8,057,427
        20,000,000      Term Loan, maturing June 30, 2006                                 19,520,840
                                                                                        ------------
                                                                                         130,843,706
                                                                                        ------------
 Insurance: 1.2%
                        USI Holdings Corporation                       NR        B+
         9,300,000      Term Loan, maturing September 17, 2004                             9,270,938
                        White Mountains                               Baa2      BBB+
         9,000,000      Term Loan, maturing March 31, 2007                                 8,988,750
                                                                                        ------------
                                                                                          18,259,688
                                                                                        ------------
 Leisure, Amusement, Motion Pictures and Entertainment: 4.4%
                        Amfac Parks & Resorts, Inc.                    NR        NR
         3,588,471      Term Loan, maturing September 4, 2004                              3,521,187
         3,588,471      Term Loan, maturing September 30, 2004                             3,521,187
                        Edwards Megaplex Holdings, Inc.                NR        NR
         3,360,656      Term Loan, maturing December 26, 2005                              3,276,639
                        Fitness Holdings Worldwide, Inc.               NR        B
         9,324,250      Term Loan, maturing November 1, 2006                               8,826,960
         8,336,250      Term Loan, maturing November 1, 2007                               7,891,653
                        Lodgenet Entertainment                        Ba3        B+
         1,000,000      Term Loan, maturing June 30, 2006                                    995,000
                        Metro-Goldwyn-Mayer                           Ba3       BB-
         8,500,000      Term Loan, maturing March 31, 2005                                 8,372,500
         7,500,000      Term Loan, maturing March 31, 2006                                 7,485,000
                        Panavision, Inc.                               B2        B+
        14,136,081      Term Loan, maturing March 10, 2005                                13,994,720
                        Premier Parks, Inc.                           Ba2       BB-
         3,000,000      Term Loan, maturing September 30, 2005                             3,031,500

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Bank Loan
                                                                      Ratings+
                                                                  ---------------
Principal Amount      Borrower/Tranche Description                Moody's     S&P        Value
----------------      ----------------------------                -------     ---        -----
 Leisure, Amusement, Motion Pictures and Entertainment (continued)

                      United Artists Theatre Company                 B3        B-
$   4,987,500         Term Loan, maturing January 24, 2005                            $ 4,830,085
                                                                                      -----------
                                                                                       65,746,431
                                                                                      -----------
 Machinery: 1.1%
                      Alliance Laundry Systems, LLC                  B1        B
       10,468,099     Term Loan, maturing May 1, 2005                                   9,630,652
                      Morris Material Handling, Inc.(2)              NR        NR
        3,980,934     Term Loan, maturing March 31, 2005                                3,505,003
                      Vutek, Inc.                                    B1        NR
          597,544     Term Loan, maturing December 30, 2007                               599,785
        1,480,076     Term Loan, maturing December 30, 2007                             1,476,376
        1,776,458     Term Loan, maturing December 30, 2007                             1,772,017
                                                                                      -----------
                                                                                       16,983,833
                                                                                      -----------
 Mining, Steel, Iron and Non-Precious Metals: 0.1%
                      National Refractories Co.                      NR        NR
        1,250,000     Term Loan, maturing September 30, 2001                            1,239,993
                                                                                      -----------
                                                                                        1,239,993
                                                                                      -----------
 Oil and Gas: 0.6%
                      Key Energy Group, Inc,                        Ba2       BB-
        2,354,000     Revolving Loan, maturing October 26, 2003                         2,286,323
                      Plains Resources, Inc.                        Ba1       BB+
        3,000,000     Term Loan, maturing May 1, 2006                                   3,015,000
                      W-H Energy Services                            B1        B
        3,491,250     Term Loan, maturing April 16, 2007                                3,499,978
                                                                                      -----------
                                                                                        8,801,301
                                                                                      -----------
 Other Telecommunications: 2.6%
                      Broadwing Corporation                         Ba1       BB+
       10,000,000     Term Loan, maturing January 31, 2006                              9,851,560
       17,500,000     Term Loan, maturing November 9, 2004                             17,051,562
        1,000,000     Term Loan, maturing June 29, 2007                                   993,958
                      Infonet Services Corporation                  Ba2        BB
        5,000,000     Term Loan, maturing June 30, 2006                                 4,993,750
                      Pacific Coin                                   NR        NR
        4,133,230     Term Loan, maturing October 31, 2007                              4,050,565
        2,892,734     Term Loan, maturing December 31, 2007                             1,735,641
                                                                                      -----------
                                                                                       38,677,036
                                                                                      -----------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Bank Loan
                                                                      Ratings+
                                                                  ---------------
Principal Amount      Borrower/Tranche Description                Moody's     S&P        Value
----------------      ----------------------------                -------     ---        -----
 Personal and Nondurable Consumer Products: 2.1%
                      AM Cosmetics Corp.                               NR        NR
$   2,292,689         Revolving Loan, maturing May 30, 2004(3)                         $1,948,786
        1,305,151     Term Loan, maturing June 30, 2003(3)                              1,109,378
        2,610,303     Term Loan, maturing December 31, 2004(3)                          2,218,758
                      Amscan Holdings, Inc.                            B1        NR
        9,618,935     Term Loan, maturing December 31, 2004                             8,849,420
                      Centis, Inc.                                     B1        B
        3,900,000     Term Loan, maturing September 30, 2005                            2,808,000
        3,421,250     Term Loan, maturing September 30, 2006                            2,463,300
                      Jostens, Inc.                                    B1       BB-
        3,868,689     Term Loan, maturing May 31, 2006                                  3,836,451
                      Norwood Promotional Products, Inc.               B1       BB-
        3,082,579     Term Loan, maturing May 12, 2006                                  2,204,044
        2,756,807     Term Loan, maturing November 30, 2006                             1,971,117
                      Paint Sundry Brands LLC                          B2        B+
          977,360     Term Loan, maturing August 11, 2005                                 913,831
          957,213     Term Loan, maturing August 11, 2006                                 894,994
                      Playtex Products, Inc.                          Ba2       BB-
        2,495,625     Term Loan, maturing May 23, 2009                                  2,521,829
                                                                                       ----------
                                                                                       31,739,908
                                                                                       ----------
 Personal, Food & Miscellaneous: 3.6%
                      Coinmach Laundry Corporation                     B1       BB-
        8,651,423     Term Loan, maturing June 30, 2005                                 8,651,423
        5,476,909     Revolving Loan, maturing May 5, 2005                              5,353,678
                      Otis Spunkmaeyer, Inc.                           NR        NR
        4,417,049     Term Loan, maturing December 31, 2005                             4,152,026
                      Papa Gino's, Inc.                                NR        NR
        3,000,000     Term Loan, maturing August 31, 2004                               2,943,817
        7,000,000     Term Loan, maturing August 31, 2004                               6,910,076
                      SC International Services                       Baa1      BBB-
          584,086     Term Loan, maturing March 1, 2007                                   584,086
       24,868,988     Term Loan, maturing March 1, 2007                                24,868,988
                                                                                       ----------
                                                                                       53,464,094
                                                                                       ----------
 Printing and Publishing: 4.3%
                      Adams Outdoor Advertising Ltd.                   B1        B+
        2,000,000     Term Loan, maturing February 8, 2008                              2,002,000
                      Advanstar Communications, Inc.                  Ba3        B+
        1,782,857     Term Loan, maturing October 11, 2007                              1,782,857
       14,056,000     Term Loan, maturing April 11, 2007                               13,917,870
                      Canwest Media, Inc.                             Ba3       BB-
        4,286,806     Term Loan, maturing May 15, 2008                                  4,316,814
        4,591,190     Term Loan, maturing May 15, 2009                                  4,623,328
                      Lamar Advertising Company                       Ba2       BB-
        1,687,500     Revolving Loan, maturing March 1, 2006                            1,667,110
        6,437,500     Term Loan, maturing March 1, 2006                                 6,375,809
                      Mail-Well I Corp                                Ba3        BB
        3,884,330     Term Loan, maturing February 22, 2007                             3,723,293
                      Primedia, Inc.                                  Ba3       BB-
        4,000,000     Term Loan, maturing June 30, 2009                                 3,961,000

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Bank Loan
                                                                      Ratings+
                                                                  ---------------
Principal Amount      Borrower/Tranche Description                Moody's     S&P        Value
----------------      ----------------------------                -------     ---        -----
 Printing and Publishing (continued)
                      Transwestern Publishing                      Ba3        B+
$   3,000,000         Term Loan, maturing June 30, 2007                             $3,028,749
                      Vertis, Inc.                                  B1       BB-
        3,954,321     Term Loan, maturing December 7, 2008                           3,687,404
                      Von Hoffman Press, Inc.                       B1        B+
        3,203,517     Term Loan, maturing May 22, 2004                               3,151,460
       10,414,973     Term Loan, maturing May 22, 2005                              10,245,730
                      Ziff-Davis Media, Inc.                       Ba3       CCC
        1,720,669     Term Loan, maturing March 31, 2007                             1,474,041
                                                                                    ----------
                                                                                    63,957,465
                                                                                    ----------
 Radio and Television Broadcasting: 2.4%
                      Benedek Broadcasting Corp                     B2        CC
        6,000,000     Term Loan, maturing November 20, 2007                          5,430,000
                      Citadel Broadcasting                         Ba3        B+
        4,500,000     Term Loan, maturing April 2, 2009                              4,528,827
                      Emmis Communications Corp.                   Ba2        B+
       15,862,941     Term Loan, maturing August 30, 2009                           15,919,733
                      Sinclair Broadcasting Group                  Ba2       BB-
        5,000,000     Term Loan, maturing December 31, 2009                          5,043,750
                      Susquehanna Media Company                    Ba1       BB-
        2,500,000     Term Loan, maturing June 30, 2008                              2,515,625
                      Telemundo Group, Inc.                         B1        B+
        2,000,000     Term Loan, maturing June 1, 2008                               2,009,500
                                                                                    ----------
                                                                                    35,447,435
                                                                                    ----------
 Retail Stores: 3.5%
                      Advance Stores Co.                           Ba3        B+
          649,547     Term Loan, maturing April 15, 2006                               641,427
                      CSK Auto, Inc.                                B1       BB-
        6,144,940     Term Loan, maturing October 31, 2003                           5,591,896
        5,414,244     Term Loan, maturing October 31, 2003                           4,926,962
                      Murray's Discount Auto Stores, Inc.           NR        NR
       11,059,454     Term Loan, maturing June 30, 2003                             10,810,420
                      Peebles, Inc.                                 NR        NR
        1,248,619     Term Loan, maturing April 30, 2003                             1,229,890
        9,596,928     Term Loan, maturing April 30, 2004                             9,452,974
                      Rite Aid Funding LLC                          B1        B
       17,000,000     Term Loan, maturing July 31, 2005                             17,010,625
                      Travel Centers of America, Inc.              Ba3        BB
        2,500,000     Term Loan, maturing November 14, 2008                          2,519,793
                                                                                    ----------
                                                                                    52,183,987
                                                                                    ----------
 Satelite: 0.4%
                      Pegasus Media & Communications, Inc.          B1        B+
        5,975,013     Term Loan, maturing April 30, 2005                             5,915,262
                                                                                    ----------
                                                                                     5,915,262
                                                                                    ----------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Bank Loan
                                                                        Ratings+
                                                                    ---------------
Principal Amount      Borrower/Tranche Description                  Moody's     S&P        Value
----------------      ----------------------------                  -------     ---        -----
 Telecommunication Equipment: 2.6%
                          American Tower LP                            Ba3       BB-
        $  11,916,667     Term Loan, maturing June 30, 2007                             $  11,635,505
                          Crown Castle International Company           Ba3       BB-
            4,000,000     Term Loan, maturing March 18, 2008                                3,995,436
                          Pinnacle Towers, Inc.                         B2        B-
           12,500,000     Term Loan, maturing June 30, 2007                                11,125,625
                          Spectrasite Communications                    B1        B
            6,500,000     Term Loan, maturing February 22, 2008                             5,991,375
                          Tripoint Global Communications, Inc.          NR        NR
            5,933,376     Term Loan, maturing May 28, 2006                                  5,859,209
                                                                                        -------------
                                                                                           38,607,150
                                                                                        -------------
 Textiles and Leather: 2.7%
                          Accessory Network Group, Inc.                 NR        NR
            8,249,336     Term Loan, maturing August 13, 2005                               7,366,219
                          Galey & Lord, Inc.                           Caa2       B
            4,661,027     Term Loan, maturing March 23, 2005                                3,882,635
            3,306,468     Term Loan, maturing March 23, 2006                                2,754,288
                          Humphrey's, Inc.(2)                           NR        NR
            6,024,372     Term Loan, maturing November 15, 2003(3)                             24,700
                          Levi Strauss & Company                       Ba3       BB+
            1,321,429     Revolving Loan, maturing August 29, 2003                          1,275,179
            3,923,406     Term Loan, maturing August 29, 2003                               3,908,693
                          Malden Mills Industries, Inc.                 B1        NR
            9,394,747     Term Loan, maturing October 28, 2006                              8,173,430
                          Polymer Group                                 B1        B+
            4,799,520     Term Loan, maturing December 1, 2005                              4,228,377
                          Scovill Fasteners, Inc.                      Caa3       NR
            4,241,071     Term Loan, maturing November 26, 2003                             4,156,250
                          Targus Group International, Inc.             Ba3       BB-
            3,476,206     Term Loan, maturing December 20, 2006                             3,415,373
                          William Carter Company                       Ba3       BB-
            1,000,000     Term Loan, maturing August 15, 2008                               1,011,250
                                                                                        -------------
                                                                                           40,196,394
                                                                                        -------------
                          Total Senior Loans -- 118.8%
                          (cost $1,923,663,153)                                         1,785,188,092
                                                                                        -------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
 Other Corporate Debt

                                                                         Bank Loan
                                                                          Ratings+
                                                                       ---------------
Principal Amount      Borrower/Tranche Description                     Moody's     S&P      Value
----------------      ----------------------------                     -------     ---      -----
 Automobile: 0.3%
                      Capital Tool & Design Ltd.                          NR        NR
$   6,000,000         Subordinated Note, maturing July 26, 2003                           $4,800,000
                                                                                          ----------
                                                                                           4,800,000
                                                                                          ----------
 Finance: 0.7%
                      Value Asset Management, Inc.                        NR        NR
       10,000,000     Sr. Sub Bridge, maturing August 31, 2005                             9,975,000
                                                                                          ----------
                                                                                           9,975,000
                                                                                          ----------
 Healthcare, Education and Childcare: 0.0%
                      Vision Twenty-One                                   NR        NR
          368,022     Convertible Note, maturing October 31, 2003                            349,621
                                                                                          ----------
                                                                                             349,621
                                                                                          ----------
 Home and Office Furnishings, Housewares, and Durable Consumer Products: 0.0%
                      MP Holdings, Inc.                                   NR        NR
           64,527     Subordinated Note, maturing March 14, 2007                              61,301
                                                                                          ----------
                                                                                              61,301
                                                                                          ----------
 Oil and Gas: 0.4%
                      Premcor Refining, Inc,                             Ba3       BB-
        9,000,000     Floating Rate Note, maturing November 15, 2004                       6,851,250
                                                                                          ----------
                                                                                           6,851,250
                                                                                          ----------
 Personal & Nondurable Consumer Products: 0.2%
                      AM Cosmetics Corp.                                  NR        NR
        3,127,215     Subordinated Note, maturing May 30, 2007                                    --
                      Paint Sundry Brands LLC                             NR        NR
        2,875,000     Subordinated Note, maturing August 11, 2008                          2,371,875
                                                                                          ----------
                                                                                           2,371,875
                                                                                          ----------
 Textiles and Leather: 0.1%
                      Tartan Textile Services                             NR        NR
        1,332,583     Subordinated Note, maturing April 1, 2011                            1,265,954
                                                                                          ----------
                                                                                           1,265,954
                                                                                          ----------
                       Total Other Corporate Debt -- 1.7%
                      (cost $32,198,371)                                                  25,675,001
                                                                                          ----------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
 Common Stock

  Shares                                                                Value
  ------                                                                -----
             Automobile: 0.5%
 212,171     Breed Technology@(R)                                    $3,365,032
 660,808     Safelite Glass Corporation@(R)                           4,460,454
  44,605     Safelite Realty@(R)                                              1
                                                                     ----------
                                                                      7,825,487
                                                                     ----------
             Diversified/Conglomerate Services: 0.0%
  60,056     Staff Leasing, Inc.@                                       207,794
                                                                     ----------
             Electronics: 0.1%
 149,645     Decision One Corporation@                                1,197,160
                                                                     ----------
             Home and Office Furnishings: 0.1%
  80,400     American Blind and Wallpaper, Inc.@(R)                         804
 300,141     Imperial Home Decor Group@                               1,654,378
     590     MP Holdings, Inc.@(R)                                            6
  17,582     Soho Publishing, Inc.@(R)                                      176
                                                                     ----------
                                                                      1,655,364
                                                                     ----------
             Other Telecommunications: 0.0%
   1,091     Pacific Coin, Inc.@                                              1
                                                                     ----------
             Personal and Nondurable Consumer Products: 0.0%
  37,197     AM Cosmetics Corp.@(R)                                          --
                                                                     ----------
             Textiles and Leather: 0.0%
 127,306     Dan River, Inc.@                                           159,132
                                                                     ----------
             Total Common Stock -- 0.7%
             (cost $6,635,420)                                       11,044,938
                                                                     ----------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
 Other Securities

 Shares                                                                                        Value
--------                                                                                    ----------
     415     AM Cosmetics Corp, Series E-1 Preferred Stock, exchangable for common
             shares on a 1-for-1 basis@(R)                                                  $       --
                                                                                            ----------
       1     Autotote Systems, Inc., Option representing 0.248% common shares
             issued and outstanding@(R)                                                             --
                                                                                            ----------
    N/A      Boston Chicken Inc., residual interest in Boston Chicken Plan Trust@(R)(2)      8,562,809
                                                                                            ----------
  80,634     Capital Tool & Design, Warrants representing 19,000 common shares@(R)                  --
                                                                                            ----------
  10,000     Casden Properties Operation, 10,000 shares of junior Cumulative
             Preferred partnership units(R)                                                    250,000
                                                                                            ----------
  19,000     Covenant Care, Inc., Warrants representing 19,000 common shares@(R)                    --
                                                                                            ----------
   2,696     Electro Mechanical Solutions, Warrant representing 2,564 common
             shares@(R)                                                                            727
                                                                                            ----------
 300,141     Imperial Home Decor Group Realty -- common Shares                                      --
                                                                                            ----------
     449     Murray's Discount Auto Stores, Inc., Warrants representing 5%, a fully
             diluted common stock@(R)                                                                4
                                                                                            ----------
  48,930     Scientific Games Corp., Warrants representing Class B common stock,
             non-voting@(R)                                                                     30,079
                                                                                            ----------
  23,449     Tartan Textiles, Series D preferred stock(R)                                    2,227,656
                                                                                            ----------
  36,775     Tartan Textiles, Series E preferred stock(R)                                    2,333,852
                                                                                            ----------
 243,778     Vision Twenty-One, Warrant representing 243,778 common shares@R                     2,438
                                                                                            ----------
             Total Other Securities -- 0.9%
             (cost $13,180,559)                                                             13,407,565
                                                                                            ----------
             Total Investments (cost $1,975,677,503)(5)        122.1%                   $1,835,315,596
             Liabilities in Excess of Cash and Other
             Assets -- Net                                     (22.1)%                    (332,222,053)
                                                               -----                    --------------
             Net Assets                                        100.0%                   $1,503,093,543
                                                               =====                    ==============

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2001
--------------------------------------------------------------------------------

----------

@   Non-income producing security.
(R) Restricted security.
 * Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.
NR  Not Rated
+ Bank Loans rated below Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.
(1) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code.
(2) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code.
(3) Loan is on non-accrual basis.
(4) The borrower filed for protection under the Canadian Bankruptcy and Insolvency Act.
(5) For federal income tax purposes, the cost of investments is $1,971,240,503 and net unrealized depreciation consists of the following:


          Gross Unrealized Appreciation      $   13,962,527
          Gross Unrealized Depreciation        (149,887,434)
                                             --------------
          Net Unrealized Depreciation        $ (135,924,907)
                                             ==============

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at value (Cost $1,975,677,503)        $ 1,835,315,596
Cash                                                                  7,685,084
Receivables:
  Interest                                                           13,424,769
  Other                                                                 110,808
Prepaid expenses                                                        423,271
Prepaid arrangement fees on notes payable                               412,554
                                                                ---------------
       Total assets                                               1,857,372,082
                                                                ---------------
LIABILITIES:
Notes payable                                                       350,000,000
Deferred arrangement fees                                               632,928
Accrued interest payable                                              1,042,522
Accrued Preferred Shares dividend payable                               131,606
Payable to affiliates                                                 1,728,094
Accrued expenses                                                        743,389
                                                                ---------------
       Total liabilities                                            354,278,539
                                                                ---------------
NET ASSETS                                                      $ 1,503,093,543
                                                                ===============
Net asset value per common share outstanding (net assets less preferred shares at liquidation value, divided by 136,972,914
 common shares authorized and outstanding, no par value)        $          7.69
                                                                ===============
Net Assets Consist of:
  Preferred Shares, $25,000 stated value per share at
    liquidation value (18,000 shares authorized, issued
    and outstanding)                                            $   450,000,000
  Paid in capital                                                 1,287,956,481
  Undistributed net investment income (Note 1.H.)                    11,512,947
  Accumulated net realized loss on investments                     (106,013,978)
  Net unrealized depreciation of investments                       (140,361,907)
                                                                ---------------
       Net assets                                               $ 1,503,093,543
                                                                ===============

                See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS for the Six Months Ended August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                           $ 78,827,945
Arrangement fees earned                                               1,053,631
Dividends                                                                13,506
Other                                                                 1,483,989
                                                                   ------------
       Total investment income                                       81,379,071
                                                                   ------------
EXPENSES:
Interest                                                             10,082,984
Investment management fees                                            7,807,274
Administration fees                                                   2,439,773
Preferred Shares -- dividend disbursing agent fees                      591,648
Transfer agent and registrar fees                                       240,363
Custodian fees                                                          231,845
Postage fees                                                            154,760
Professional fees                                                       159,060
Revolving credit facility fees                                          129,726
Registration fees                                                        93,976
Fund accounting and pricing fees                                        124,889
Reports to shareholders                                                  46,731
Miscellaneous fees                                                       42,606
Trustees' fees                                                           27,485
Insurance expense                                                        21,933
                                                                   ------------
       Total expenses                                                22,195,053
                                                                   ------------
          Net investment income                                      59,184,018
                                                                   ------------
REALIZED AND UNREALIZED LOSS FROM INVESTMENTS:
Net realized loss on investments                                    (29,399,413)
Net change in unrealized depreciation of investments                (26,588,034)
                                                                   ------------
       Net loss on investments                                      (55,987,447)
                                                                   ------------
          Net increase in net assets resulting from operations     $  3,196,571
                                                                   ============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Six Months        Year Ended
                                                              Ended August 31,    February 28,
                                                              2001 (Unaudited)        2001
                                                              ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $    59,184,018    $   121,538,218
Net realized loss on investments                                  (29,399,413)        (4,909,435)
Change in unrealized depreciation
 of investments                                                   (26,588,034)      (101,823,007)
                                                              ---------------    ---------------
       Net increase in net assets resulting
        from operations                                             3,196,571         14,805,776
                                                              ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income:
Common Shares                                                     (48,465,428)      (117,654,573)
Preferred Shares                                                   (9,890,691)        (8,783,182)
                                                              ---------------    ---------------
Decrease in net assets from distributions to
 shareholders                                                     (58,356,119)      (126,437,755)
                                                              ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Value of distributions reinvested                                     919,219          5,733,515
Proceeds from shares sold in connection with
 Shelf offerings                                                       87,513          1,236,107
Net proceeds from sales of Preferred Shares                                --        444,755,346
Cost incurred in offering of Preferred Shares                        (185,738)                --
                                                              ---------------    ---------------
       Net increase in net assets from capital share
        transactions                                                  820,994        451,724,968
                                                              ---------------    ---------------
       Net increase (decrease) in net assets                      (54,338,554)       340,092,989

NET ASSETS:
Beginning of period                                             1,557,432,097      1,217,339,108
                                                              ---------------    ---------------
End of period (including undistributed net investment
 income of $11,512,947 and $7,032,048, respectively)          $ 1,503,093,543    $ 1,557,432,097
                                                              ===============    ===============
SUMMARY OF COMMON SHARE TRANSACTIONS:
Shares issued in payment of distributions from net
 investment income                                                    114,904            666,982
Shares sold in connection with Shelf offerings                         10,939            143,928
                                                              ---------------    ---------------
       Net increase in Common Shares outstanding                      125,843            810,910
                                                              ===============    ===============
SUMMARY OF PREFERRED SHARES SOLD:
  Series M                                                                 --              3,600
  Series T                                                                 --              3,600
  Series W                                                                 --              3,600
  Series Th                                                                --              3,600
  Series F                                                                 --              3,600
                                                              ---------------    ---------------
  Total preferred shares sold                                              --             18,000
                                                              ===============    ===============

                See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS for the Six Months Ended August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

INCREASE (DECREASE) in Cash
Cash Flows From Operating Activities:
  Interest received                                               $  80,715,058
  Dividends received                                                     13,506
  Facility fees paid                                                   (111,140)
  Arrangement fee received                                              638,588
  Other income received                                               1,432,831
  Interest paid                                                      (8,962,521)
  Other operating expenses paid                                     (12,432,236)
  Purchases of portfolio securities                                (656,347,357)
  Proceeds from disposition of portfolio securities                 817,919,807
                                                                  -------------
       Net cash provided by operating activities                    222,866,536
                                                                  -------------
Cash Flows From Financing Activities:
  Dividends paid                                                    (47,546,209)
  Cost incurred in offering of Preferred Shares                        (185,738)
  Dividends paid to Preferred Shareholders                          (10,022,297)
  Proceeds from Common Shares shelf offerings                            87,513
  Loan repayment                                                   (160,000,000)
                                                                  -------------
       Net cash used by financing activities                       (217,666,731)
                                                                  -------------
  Net change in cash                                                  5,199,805
  Cash at beginning of period                                         2,485,279
                                                                  -------------
  Cash at end of period                                           $   7,685,084
                                                                  =============
Reconciliation Of Net Increase In Net Assets Resulting From
 Operations To Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations              $   3,196,571
                                                                  -------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
  Decrease in investments in securities                             217,091,435
  Decrease in interest receivable                                     4,689,236
  Increase in other assets                                              (51,158)
  Decrease in prepaid arrangement fees on notes payable                  18,586
  Increase in prepaid expenses                                          (32,712)
  Decrease in deferred arrangement fees                                (415,043)
  Decrease in accrued interest payable                               (1,288,907)
  Increase in payable to affiliates                                     108,421
  Decrease in accrued expenses                                         (449,893)
                                                                  -------------
  Total adjustments                                                 219,669,965
                                                                  -------------
       Net cash provided by operating activities                  $ 222,866,536
                                                                  =============

                See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a common share outstanding throughout the period

                                                      Six Months
                                                    Ended August 31,                Years Ended February 28 or February 29,
                                                    ----------------         ---------------------------------------------------
                                                          2001                    2001              2000              1999(8)
                                                     -------------           -------------     -------------       -------------
                                                      (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period                 $        8.09           $        8.95     $        9.24       $        9.34
Net investment income                                         0.41                    0.88              0.79                0.79
Net realized and unrealized gain (loss) on
 investments                                                 (0.39)                  (0.78)            (0.30)              (0.10)
                                                     -------------           -------------     -------------       -------------
Increase (decrease) in net asset value from
 investment operations                                        0.02                    0.10              0.49                0.69
Distributions to Common Shareholders from net
 investment income                                           (0.35)                  (0.86)            (0.78)              (0.82)
Distribution to Preferred Shareholders                       (0.07)                  (0.06)               --                  --
Increase in net asset value from share offerings                --                      --                --                0.03
Reduction in net asset value from rights offering               --                      --                --                  --
Increase in net asset value from repurchase of
 capital stock                                                  --                      --                --                  --
Reduction in net asset value from Preferred
 Shares offerings                                               --                   (0.04)               --                  --
                                                     -------------           -------------     -------------       -------------
Net asset value, end of period                       $        7.69           $        8.09     $        8.95       $        9.24
                                                     =============           =============     =============       =============
Closing market price at end of period                $        7.55           $        8.12     $        8.25       $        9.56
Total Return(3)
Total investment return at closing market price(4)           (2.79)%                  9.10%            (5.88)%              1.11%
Total investment return at net asset value(5)                (0.56)%                  0.19%             5.67%               7.86%
Ratios/Supplemental Data
Net Assets, end of period (000's)                    $   1,503,094           $   1,557,432                --                  --
Net assets attributed to common shares end of
 period (000's)                                      $   1,053,094           $   1,107,432     $   1,217,339       $   1,202,565
Preferred Rate Shares Aggregate amount
 outstanding (000's)                                 $     450,000           $     450,000                --                  --
Liquidation and market value Per Share               $      25,000           $      25,000                --                  --
Asset coverage Per Share**                                     232%                    215%               --                  --
Average borrowings (000's)                           $     412,223           $     450,197     $     524,019       $     490,978
Ratios to average net assets including preferred*
 Expenses (before interest and other fees
  related to revolving credit facility)                       1.57%(1)                1.62%               --                  --
 Expenses                                                     2.90%(1)                3.97%               --                  --
 Net investment income                                        7.70%(1)(A)             9.28%               --                  --
Ratios to average net assets plus borrowing
 applicable to common shares*
 Expenses (before interest and other fees
  related to revolving credit facility)                       1.61%(1)                1.31%             1.00%(9)            1.05%(9)
 Expenses                                                     2.96%(1)                3.21%             2.79%(9)            2.86%(9)
 Net investment income                                        7.90%(1)(B)             7.50%             6.12%               6.00%
Ratios to average net assets applicable to
 common shares*
 Expenses (before interest and other fees
  related to revolving credit facility)                       2.22%(1)                1.81%             1.43%(9)            1.50%(9)
 Expenses                                                     4.11%(1)                4.45%             4.00%(9)            4.10%(9)
 Net investment income                                       10.93%(1)(C)            10.39%             8.77%               8.60%
 Portfolio turnover rate                                        34%                     46%               71%                 68%
 Shares outstanding at end of period (000's)               136,973                 136,847           136,036             130,206


                                                                     Years Ended February 28 or February 29,
                                                     --------------------------------------------------------------------
                                                        1998(8)           1997(8)              1996(7)          1995
                                                     -------------     -------------        -------------   -------------
Per Share Operating Performance
Net asset value, beginning of period                 $        9.45     $        9.61        $        9.66   $       10.02
Net investment income                                         0.87              0.82                 0.89            0.74
Net realized and unrealized gain (loss) on
 investments                                                 (0.13)            (0.02)               (0.08)           0.07
                                                     -------------     -------------        -------------   -------------
Increase (decrease) in net asset value from
 investment operations                                        0.74              0.80                 0.81            0.81
Distributions to Common Shareholders from net
 investment income                                           (0.85)            (0.82)               (0.86)          (0.73)
Distribution to Preferred Shareholders                          --                --                   --              --
Increase in net asset value from share offerings                --                --                   --              --
Reduction in net asset value from rights offering               --             (0.14)                  --           (0.44)
Increase in net asset value from repurchase of
 capital stock                                                  --                --                   --              --
Reduction in net asset value from Preferred
 Shares offerings                                               --                --                   --              --
                                                     -------------     -------------        -------------   -------------
Net asset value, end of period                       $        9.34     $        9.45        $        9.61   $        9.66
                                                     =============     =============        =============   =============
Closing market price at end of period                $       10.31     $       10.00        $        9.50   $        8.75
Total Return(3)
Total investment return at closing market price(4)           12.70%            15.04%(6)            19.19%           3.27%(6)
Total investment return at net asset value(5)                 8.01%             8.06%(6)             9.21%           5.24%(6)
Ratios/Supplemental Data
Net Assets, end of period (000's)                               --                --                   --              --
Net assets attributed to common shares end of
 period (000's)                                      $   1,034,403     $   1,031,089        $     862,938   $     867,083
Preferred Rate Shares Aggregate amount
 outstanding (000's)                                            --                --                   --              --
Liquidation and market value Per Share                          --                --                   --              --
Asset coverage Per Share**                                      --                --                   --              --
Average borrowings (000's)                           $     346,110     $     131,773        $          --   $          --
Ratios to average net assets including preferred*
 Expenses (before interest and other fees
  related to revolving credit facility)                         --                --                   --              --
 Expenses                                                       --                --                   --              --
 Net investment income                                          --                --                   --              --
Ratios to average net assets plus borrowing
 applicable to common shares*
 Expenses (before interest and other fees
  related to revolving credit facility)                       1.04%             1.13%                  --              --
 Expenses                                                     2.65%             1.92%                  --              --
 Net investment income                                        6.91%             7.59%                  --              --
Ratios to average net assets applicable to
 common shares*
 Expenses (before interest and other fees
  related to revolving credit facility)                       1.39%             1.29%                  --              --
 Expenses                                                     3.54%             2.20%                1.23%           1.30%
 Net investment income                                        9.23%             8.67%                9.23%           7.59%
 Portfolio turnover rate                                        90%               82%                  88%            108%
 Shares outstanding at end of period (000's)               110,764           109,140               89,794          89,794

----------
(1)  Annualized.
(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.
(3)  Total return calculations are attributable to common shareholders.
(4) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.
(5) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.
(6) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.

                            Pilgrim Prime Rate Trust


--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------

                             Years Ended February 28 or February 29,
  ---------------------------------------------------------------------------------------
    1994           1993          1992           1991            1990              1989
  --------       --------      --------      ----------      ----------        ----------
  $  10.05       $   9.96      $   9.97      $    10.00      $    10.00        $    10.00
      0.60           0.60          0.76            0.98            1.06              0.72
     (0.05)          0.01         (0.02)          (0.05)             --                --
  --------       --------      --------      ----------      ----------        ----------
      0.55           0.61          0.74            0.93            1.06              0.72
     (0.60)         (0.57)        (0.75)          (0.96)          (1.06)            (0.72)
        --             --            --              --              --                --
        --             --            --              --              --                --
        --             --            --              --              --                --
      0.02           0.05            --              --              --                --
        --             --            --              --              --                --
  --------       --------     ---------      ----------      ----------        ----------
  $  10.02       $  10.05      $   9.96      $     9.97      $    10.00        $    10.00
  ========       ========     =========      ==========      ==========        ==========
  $   9.25       $   9.13            --              --              --                --
      8.06%         10.89%           --              --              --                --
      6.28%          7.29%         7.71%           9.74%          11.13%             7.35%
  $719,979       $738,810     $ 874,104      $1,158,224      $1,036,470        $  252,998
  $     --       $     --     $      --      $       --      $       --        $       --
        --             --            --              --              --                --
        --             --            --              --              --                --
        --             --            --              --              --                --
        --             --            --              --              --                --
        --             --            --              --              --                --
        --             --            --              --              --                --
        --             --            --              --              --                --
        --             --            --              --              --                --
        --             --            --              --              --                --
        --             --            --              --              --                --
        --             --            --              --              --                --
      1.31%          1.42%         1.42%(2)        1.38%           1.46%(2)          1.18%(1)(2)
      6.04%          5.88%         7.62%(2)        9.71%          10.32%(2)          9.68%(1)(2)
        87%            81%           53%             55%            100%               49%(1)
    71,835         73,544        87,782         116,022         103,660            25,294

----------
(7) Pilgrim Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.
(8) The Manager agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.
(9)  Calculated on total expenses before impact of earnings credits.
* Ratios do not reflect the effect of dividend payments to Preferred Shareholders but do include ongoing related expenses; income ratios reflect income earned on assets attributable to preferred shares.
** Asset coverage represents the total assets available for settlement of Preferred Stockholder's interest and notes payables in relation to the Preferred Shareholder interest and notes payable balance outstanding. The Preferred Shares were first offered November 2, 2000.
(A) Had the Trust not amortized premiums and accreted discounts, the ratio of net investment income to average net assets including preferred shares would have been 7.34% for six months ended August 31, 2001.
(B) Had the Trust not amortized premiums and accreted discounts, the ratio of net investment income to average net assets plus borrowings applicable to common shares would have been 7.52% for the six months ended August 31, 2001.
(C) Had the Trust not amortized premiums and accreted discounts, the ratio of net investment income to average net assets applicable to common shares would have been 10.41% for the six months ended August 31, 2001.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Pilgrim  Prime Rate Trust (the  "Trust"),  is  registered  under the  Investment
Company Act of 1940, as amended, as a diversified, closed-end, investment management company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the "`33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Senior Loan and Other Security Valuation. Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources believed to be reliable. Loans for which reliable quotations are not available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a "proxy" for changes in value. The Trust has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the "proxy" procedure described above. It is expected that most of the loans held by the Trust will be valued with reference to quotations from the independent pricing service or with reference to the "proxy" procedure described above.

     ING Pilgrim Investments, LLC ( the "Investment Manager") may believe that the price for a loan derived from market quotations or the "proxy" procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Manager that the Investment Manager believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Trust's Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Manager and monitored by the Trust's Board of Trustees through its Valuation Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the charactistics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure;
     (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral;
     (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and
     (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

     60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     At February 28, 2001, the Trust had capital loss carryforwards for federal income tax purposes of approximately $76,611,257 which are scheduled to expire through February 28, 2009.

     The Board of Trustees intends to offset any future net capital gains with the capital loss carryforwards until each carryforward has been fully utilized or expires.

C. Security Transactions and Revenue Recognition. Loans are booked on a settlement date basis and security transactions are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current interest rate of the loan. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. For all loans acquired prior to March 1, 2001, arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized over the shorter of 2.5 years or the actual terms of the loan. For all loans, except revolving credit facilities, acquired subsequent to February 28, 2001, arrangement fees are treated as discounts and accreted as described in Note 1.H. Arrangement fees associated with revolving credit facilities acquired subsequent to February 28, 2001 are deferred and recognized over the shorter of 4 years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status.

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for items such as the treatment of short term capital gains. These
     "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital. During the year ended February 28, 2001 the Trust reclassified $794,477 from paid in capital to accumulated net realized loss on investments, to reflect the treatment of permanent book/tax differences.

E. Dividend Reinvestments. Pursuant to the Shareholder Investment Program (formerly known as the Automatic Dividend Reinvestment Plan), DST Systems, Inc., the Plan Agent, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased only when the closing sale or bid price plus commission is less than the net asset value per share of the stock on the valuation date. If the market price plus commissions is equal to or exceeds the net asset value, new shares are issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with generally accepted accounting principles in the United States of America. Actual results could differ from these estimates.

G. Share Offerings. During the year ended February 28, 1999, the Trust began issuing shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

H. Change in Accounting Principle. In November 2000 the American Institute of Certified Public Accountants (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). Effective March 1, 2001, the Fund adopted the provisions of the Guide and began amortizing premiums and accreting discounts on debt securities. Prior to March 1, 2001, the Trust had not amortized premiums nor accreted discounts. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $3,653,000 increase in the cost of securities and a corresponding $3,653,000 increase in net unrealized depreciation of investments, based on securities held by the Trust on March 1, 2001. The effect of this change during the six months ended August 31, 2001, was to increase net investment income by $1,942,000, increase unrealized depreciation of investments by $784,000 and increase net realized loss on investments by $1,158,000.

NOTE 2 -- INVESTMENTS

For the six months ended August 31, 2001, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $656,347,357 and $817,919,807, respectively. At August 31, 2001, the
Trust held senior loans valued at $1,785,188,092 representing 97.3% of its total investments. The market value of these assets is established as set forth in
Note 1.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                       Date of          Cost or
                                                                     Acquisition     Assigned Basis
                                                                     -----------     --------------
American Blind and Wallpaper, Inc. -- Common                           01/12/99                --
AM Cosmetics Corp. -- Common                                           06/08/99       $   385,610
AM Cosmetics Corp. -- Preferred Stock                                  06/02/99                --
Autotote Systems, Inc. -- Option                                       02/26/97                --
Boston Chicken--Residual interest in Boston Chicken Trust              12/26/00         8,619,050
Breed Technologies -- Common                                           12/27/00         3,343,665
Capital Tool & Design -- Warrants                                      07/26/96                --
Casden Properties Operation -- Preferred Partnership Units             12/31/98                --
Covenant Care, Inc. -- Warrants                                        12/22/95                --
Electro Mechanical Solutions -- Warrants                               06/20/00                --
MP Holdings, Inc. -- Common                                            03/14/01                 6
Murray's Discount Auto Stores, Inc. -- Warrants                        02/16/99                --
Safelite Glass Corporation                                             09/12/00                --
Safelite Realty                                                        09/12/00                --
Scientific Games Corp. -- Common                                       05/11/01                --
Soho Publishing, Inc. -- Common                                        03/14/01               176
Tartan Textiles, Series D Preferred Stock                              07/17/01         2,227,655
Tartan Textiles, Series E Preferred Stock                              07/17/01         2,333,852
Vision Twenty-One -- Warrants                                          11/28/00                --
                                                                                      -----------
Total restricted securities excluding senior loans (market value
 of $21,234,038 was 1.4% of net assets at August 31, 2001)                            $16,910,014
                                                                                      ===========

NOTE 3 -- MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with the Investment Manager, a wholly-owned subsidiary of ING Pilgrim Group, LLC (the "Administrator"), to provide advisory and management services. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's average daily net assets plus borrowings.

The Trust has also entered into an Administration Agreement with the Administrator to provide administrative services and also to furnish facilities. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Trust's average daily net assets plus borrowings.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

At August 31, 2001, the Trust had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

         Accrued Investment     Accrued Administrative
           Management Fees               Fees              Total
           ---------------               ----              -----
            $  1,316,852               $411,242          $1,728,094

NOTE 4 -- COMMITMENTS

The Trust has entered into both a 364 day and a five year revolving credit agreement, collateralized by assets of the Trust, to borrow up to $550 million from a syndicate of major financial institutions maturing July 15, 2003. Borrowing rates under these agreements are based on a fixed spread over LIBOR, the federal funds rate, or a commercial paper based rate. Prepaid arrangement fees for any unborrowed amounts are amortized over the term of the agreements. The amount of borrowings outstanding at August 31, 2001, was $350 million, at a weighted average interest rate of 3.9%. The amount of borrowings represented 18.9% of net assets plus borrowings at August 31, 2001. Average borrowings for the the six months ended August 31, 2001 were $412,222,826 and the average annualized interest rate was 4.9%.

As of August 31, 2001, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Airgate PCS              $ 5,603,909    Murray's Discount Auto
Alliance Data Systems      1,785,714     Stores, Inc.                $ 1,699,998
Aurora Foods                 171,429    Packaging Corporation          2,753,594
Avis Rent-A-Car           11,333,333    Premier Parks                 10,000,000
Coinmach Laundry Corp.     4,334,260    Rail America, Inc.               326,289
Doshi Diagnostic           1,287,031    Resort at Summerlin            1,116,751
Express Scripts, Inc.      8,974,359    Riverwood International        4,840,000
Huntsman Corporation         106,035    Southdown                      1,028,572
Key Energy Group, Inc.     6,562,667    Station Casinos                6,979,645
Lamar Advertising          4,875,000    Suiza Fluid Dairy Group LP     6,099,737
Levi Strauss & Co.         3,672,784    URS Corporation                4,714,286
                                        Western Wireless               9,600,000
                                                                     -----------
                                                                     $97,865,393
                                                                     ===========

NOTE 5 -- RIGHTS AND OTHER OFFERINGS

On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

As of August 31, 2001, share offerings pursuant to shelf registrations were as follows:

                   Registration       Shares         Shares
                       Date         Registered      Remaining
                       ----         ----------      ---------
                      6/11/98      15,000,000              --
                      6/19/98      10,000,000       9,730,800
                      9/15/98      25,000,000      19,170,354
                      3/04/99       5,000,000       3,241,645

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

On November 2, 2000, the Trust issued 3,600 shares each of Series M, Series W and Series F Auction Rate Cumulative Preferred Shares, $.01 Par Value, $25,000 liquidation preference, for a total issuance of $270 million. Also, on November 16, 2000, the Trust issued 3,600 shares of Series T and Series Th Auction Rate Cumulative Preferred Shares, $.01 Par Value, $25,000, liquidation preference, for a total issuance of $180 million. All such Preferred Shares were outstanding as of February 28, 2001. Costs associated with the offering of approximately $5,430,392 were charged against the proceeds received upon issuance. The Trust used the net proceeds of the offering to partially pay down the then existing indebtedness. The Trust may reborrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the Investment Company Act of 1940. Preferred Shares pay dividends based on a rate set at auctions, normally held every 7 days. In the most instances dividends are also payable every 7 days, on the first business day following the end of the rate period.

NOTE 6 -- CUSTODIAL AGREEMENT

State Street Bank, Kansas City ("SSBKC") serves as the Trust's custodian and recordkeeper. Custody fees paid to SSBKC are reduced by earnings credits based on the cash balances held by SSBKC for the Trust. There were no earnings credits for the six months ended August 31, 2001.

NOTE 7 -- AFFILIATED TRANSACTIONS

During the six months ended August 31, 2001, the Trust purchased and sold holdings in senior loans from/to affiliated funds managed by the Investment Manager at prices determined by the Investment Manager to represent market prices. The cost of purchased loans was $21,791,365 and the proceeds and cost of sold loans were $60,835,305 and $61,375,625, respectively, excluding any benefit to the Trust from the recognition of deferred arrangement fees.

NOTE 8 -- SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a Senior Loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Manager believes, at the time of acqusition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. The Trust may invest up to 5% of its total assets, measured at the time of investment, in subordinated loans and unsecured loans. As of August 31, 2001, the Trust held 2.4% of its total assets in subordinated loans and unsecured loans.

NOTE 9 -- SUBSEQUENT EVENTS

Subsequent to August 31, 2001, the Trust paid to Common Shareholders the following dividends from net investment income:

    Per Share Amount     Declaration Date     Record Date     Payable Date
    ----------------     ----------------     -----------     ------------
       $   0.052            08/31/2001         09/10/2001      09/24/2001
           0.047            09/28/2001         10/10/2001      10/22/2001

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Subsequent to August 31, 2001, the Trust paid to Preferred Shareholders the following dividends from net investment income:

                 Total
Preferred       Per Share          Auction                 Record                  Payable
 Shares          Amount             Dates                   Dates                   Dates
 ------          ------             -----                   -----                   -----
 Series M       $ 102.08     9/10/01 to 10/22/01     9/17/01 to 10/29/01     9/18/01 to 10/30/01
 Series T       $ 107.72     9/04/01 to 10/16/01     9/11/01 to 10/23/01     9/12/01 to 10/24/01
 Series W       $ 106.03     9/05/01 to 10/17/01     9/12/01 to 10/24/01     9/13/01 to 10/25/01
 Series Th      $ 103.60     9/06/01 to 10/18/01     9/13/01 to 10/25/01     9/17/01 to 10/26/01
 Series F       $ 102.46     9/07/01 to 10/19/01     9/14/01 to 10/26/01     9/17/01 to 10/29/01

           Management's Additional Operating Information (Unaudited)

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At a Special Meeting of Trust Shareholders, held August 6, 1998, Shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including
(i) investing in loans in any form of business entity, as long as the loans otherwise meet the Trust's requirements regarding the quality of loans in which it may invest; (ii) the treatment of lease participations as Senior Loans which would constitute part of the 80% of the Trust's assets normally invested in Senior Loans; (iii) investing in all types of hybrid loans that meet credit standards established by the Investment Manager constituting part of the 20% of the Trust's assets that may be invested in Other Investments; (iv) the ability to invest up to 5% of its total assets in both subordinated loans and unsecured loans which would constitute part of the 20% of the Trust's assets that may be invested in Other Investments.

Additionally, another policy change approved by the Board of Trustees of the Trust, which does not require shareholder approval, permits the Trust to accept guarantees and expanded forms of intangible assets as collateral, including copyrights, patent rights, franchise value, and trademarks. Another policy change approved by the Board, that does not require shareholder approval, provides that 80% of the Trust's gross assets, as opposed to 80% of its net assets, may normally be invested in Senior Loans.

The Trust's Manager considered the evolving nature of the syndicated loan market and the potential benefits to the Trust and its shareholders of revising the restriction to permit the Trust to invest in loans other than Senior Loans and the increase in the number of attractive investment opportunities available to the Trust due to the change.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Program, please contact the Shareholder Servicing Agent at (800) 992-0180.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of Pilgrim Prime Rate Trust (the "Trust"), held June 28, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

A brief description of each matter voted upon as well as the results are outlined below:

                                                         Shares voted
                                          Shares          against or       Shares          Broker
                                         voted for         withheld      abstained        non-vote        Total Voted
                                         ---------         --------      ---------        --------        -----------
1.   To elect seven trustees to represent the interests of the holders of Common Shares to serve until their successors are elected and qualified.

     Paul S. Doherty                    119,245,007        2,020,106            --           --           121,265,113
     Alan L. Gosule                     119,265,839        1,999,274            --           --           121,265,113
     Thomas J. McInerney                119,258,462        2,006,651            --           --           121,265,113
     David W.C. Putnam                  119,295,212        1,969,901            --           --           121,265,113
     Blaine E. Rieke                    119,221,755        2,043,358            --           --           121,265,113
     John G. Turner                     119,263,119        2,001,994            --           --           121,265,113
     Richard A. Wedemeyer               119,221,369        2,043,744            --           --           121,265,113

2.   To elect two trustees to represent  the interests of the holders of Auction
     Rate Cumlative Preferred Shares -- Series M, Series T, Series W, Series Th, and Series F to serve until their successors are elected and qualified.

     Walter H. May                           16,640               14            --           --                16,654
     Jock Patton                             16,640               14            --           --                16,654

3. To ratify the appointment of KPMG LLP as independent auditors for the Trust for fiscal year ending February 28, 2002.

                                        118,952,139          983,752     1,345,876           --           121,281,767

Investment Manager
ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

Administrator
ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-992-0180

Institutional Investors and Analysts
Call Pilgrim Prime Rate Trust
1-800-336-3436, Extension 2217

Distributor
ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

Transfer Agent
DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64141-9368

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

Independent Auditors
KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

Written Requests

Please mail all account inquiries and other comments to:

Pilgrim Prime Rate Trust Account
c/o ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-992-0180

A prospectus containing more complete information regarding the Trust, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc., Distributor, at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

[ING PILGRIM LOGO]                                            PRT2Q083101-102601